UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

Arena Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31161	23-2908305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6154 Nancy Ridge Drive, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 453-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., and/or one or more of our wholly owned subsidiaries, unless the context otherwise provides. Arena Pharmaceuticals® and Arena® are registered service marks of Arena Pharmaceuticals, Inc.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Appointment of Jennifer Jarrett to our Board of Directors

On June 13, 2017, following our 2017 Annual Stockholders’ Meeting, or Annual Meeting, our Board of Directors, or Board, increased the size of the Board from nine directors to ten directors and appointed Jennifer Jarrett, effective immediately, to serve as a director until her successor is duly elected and qualified, or until her earlier death, resignation, or removal. Ms. Jarrett has also been appointed to serve on the Board’s Audit Committee.

Ms. Jarrett has served as the Chief Business Officer and Chief Financial Officer of Arcus Biosciences, a biotechnology company developing next generation cancer immunotherapies, since March 2017. Prior to Arcus, Ms. Jarrett was the Chief Financial Officer of Medivation from April 2016 to October 2016, when it was acquired by Pfizer. Prior to Medivation, Ms. Jarrett spent 20 years in investment banking, including as Managing Director at Citigroup from July 2010 to March 2016, where she was responsible for managing their West Coast life sciences investment banking practice, and, before that, at Credit Suisse and Donaldson, Lufkin & Jenrette. During her tenure as an investment banker, Ms. Jarrett covered biotechnology and pharmaceutical companies, primarily in the Bay Area. In 2014, Ms. Jarrett was named one of the Most Influential Women in Bay Area Business by San Francisco Business Times. Ms. Jarrett has a BA in Economics from Dartmouth College and an MBA from Stanford Graduate School of Business.

There is no arrangement or understanding between Ms. Jarrett and any other person pursuant to which Ms. Jarrett was selected as a director, and there are no actual or proposed transactions between Ms. Jarrett or any related person and us that would require disclosure under Item 404(a) of Regulation S-K.

As a non-employee director, Ms. Jarrett is eligible to receive compensation and participate in plans of the Company applicable to the Company’s non-employee directors. In accordance with such plans, on the date of her appointment, Ms. Jarrett was granted an initial award of options applicable to new directors joining the Board and an annual award applicable to new and continuing directors. The initial award of options is to purchase 75,000 shares of our common stock with an exercise price of $1.36 per share, vesting over three years, and the annual award of options is to purchase 150,000 shares of our common stock with an exercise price of $1.36 per share, vesting over one year. The options were granted under the Arena Pharmaceuticals, Inc. 2017 Long-Term Incentive Plan, which was approved by the Company’s stockholders at the Annual Meeting and is summarized under Item 5.02(e) below. Beginning on July 1, 2017, Ms. Jarrett will be entitled to receive a retainer of $11,250 per quarter for her service on our Board, and a retainer of $2,500 per quarter for her service on our Board’s Audit Committee.

We have also entered into our standard form of indemnification agreement, or Indemnity Agreement, with Ms. Jarrett. The Indemnity Agreement provides, among other things, that we will indemnify Ms. Jarrett, under the circumstances and to the extent provided therein, for certain expenses which she may be required to pay in connection with certain claims to which she may be made a party by reason of her service to us as a director, and otherwise to the fullest extent under applicable law.

(e)    Adoption of the Arena Pharmaceuticals, Inc. 2017 Long-Term Incentive Plan

At the Annual Meeting on June 13, 2017, along with other items discussed in Item 5.07 below, our stockholders approved our 2017 Long-Term Incentive Plan, or 2017 LTIP.

As of the stockholder approval of the 2017 LTIP, there were 30,086,950 shares of our common stock available for issuance thereunder. This number may be increased or decreased as described below, and this number will be adjusted to give effect to the reverse stock split described under Item 5.03.

The shares under the 2017 LTIP may be granted as incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance awards. Performance awards may be based on the achievement of operational, financial, research and development, collaborative arrangements and other performance metrics provided under the 2017 LTIP, such as total stockholder return, revenue, research, development and regulatory achievements and strategic and operational initiatives.

Upon stockholder approval of the 2017 LTIP, our 2013 Long-Term Incentive Plan, or 2013 LTIP, was terminated. However, notwithstanding such termination or the previous termination of our 2012 Long-Term Incentive Plan, 2009 Long-Term Incentive Plan, and 2006 Long-Term Incentive Plan, as amended, which together with the 2013 LTIP are referred to as the Prior Plans, all outstanding awards under the Prior Plans will continue to be governed under the terms of the Prior Plans. The number of shares of common stock authorized for issuance under the 2017 LTIP may be increased by the number of shares subject to any stock awards under the Prior Plans that are forfeited, expire or otherwise terminate without the issuance of such shares and would otherwise be returned to the share reserve under the Prior Plans but for their termination and as otherwise provided in the 2017 LTIP.

Some key features of the 2017 LTIP are summarized below. Except as specified otherwise, all figures are “pre-split” and subject to adjustment upon the effectiveness of the reverse stock split described under Item 5.03.

Shares Available for Awards. The aggregate number of shares of our common stock that initially may be issued pursuant to stock awards granted under the 2017 LTIP is 30,600,000 shares, less 1 share for every share that was subject to an option or stock appreciation right granted under the Company’s 2013 LTIP after March 30, 2017 and prior to the effective date of the 2017 LTIP and 1.6 shares for every 1 share that was subject to an award other than an option or stock appreciation right granted under the Company’s 2013 LTIP after March 30, 2017 and prior to the effective date of the 2017 LTIP. Shares issued pursuant to the exercise of stock options and stock appreciation rights granted under the 2017 LTIP reduce the available number of shares by 1 share for every share issued while awards other than stock options and stock appreciation rights granted under the 2017 LTIP reduce the available number of shares by 1.6 shares for every share issued.

In addition, shares that, after March 30, 2017, are released from awards granted under the Prior Plans because the awards expire, are forfeited or are settled for cash will increase the number of shares available under the 2017 LTIP by 1 share for each share released from a stock option or stock appreciation right and by 1.6 shares for each share released from a restricted stock award or restricted stock unit award.

The following shares shall not be added to the number of shares available under the 2017 LTIP: (a) shares tendered by the participant or withheld by us in payment of the purchase price of an option granted under the 2017 LTIP or the Prior Plans, or to satisfy any tax withholding obligation with respect to any award granted under the 2017 LTIP or the Prior Plans, (b) shares subject to a stock appreciation right granted under the 2017 LTIP or the Prior Plans that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof, and (c) shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of options granted under the 2017 LTIP or the Prior Plans.

Shares issued under awards granted in assumption of or in substitution for awards previously granted by a company acquired by us or with which we or any subsidiary combines, will not reduce the shares authorized for issuance under the 2017 LTIP. Shares issued under the 2017 LTIP may consist of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise. The Company will keep available at all times the number of Shares reasonably required to satisfy then-outstanding stock awards.

Eligibility; Awards to be Granted to Certain Individuals and Groups. Awards may be granted under the 2017 LTIP to any employee, non-employee member of our Board of Directors, consultant or advisor who provides us service, except for incentive stock options, which may be granted only to our employees or employees of our subsidiaries.

Certain Limits on Shares Subject to Awards. The 2017 LTIP provides that, subject to adjustment as provided in the plan, no participant may be granted (a) options or stock appreciation rights during any calendar year with respect to more than 8,000,000 shares of common stock or (b) restricted stock awards, performance awards and/or restricted stock unit awards during any calendar year that are denominated in shares of common stock and are intended to comply with the performance-based exception under Code Section 162(m) under which more than 8,000,000 shares of common stock may be earned. Shares subject to a cancelled award continue to count against the applicable limit. In addition to the foregoing, during any calendar year no participant may be granted performance awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash under which more than $10,000,000 may be earned. The dollar value of a cancelled award will continue to count against the $10,000,000 limit.

The aggregate maximum number of shares of common stock that may be issued under the 2017 LTIP pursuant to the exercise of incentive stock options is 30,600,000 shares, subject to adjustment for certain corporate events, including mergers and stock splits.

Administration. The 2017 LTIP will be administered by the Compensation Committee of the Board. The Compensation Committee has the authority to select the participants who will receive awards under the 2017 LTIP, to determine the type and terms of the awards, and to interpret and administer the 2017 LTIP. The Compensation Committee may delegate the right to make grants and otherwise take action on the Compensation Committee’s behalf under the 2017 LTIP to a committee of one or more directors and, to the extent permitted by law and NASDAQ Stock Market rules and regulation, to an executive officer or a committee of executive officers the right to grant awards to employees who are not our executive officers (subject to the limitation on the total number of shares that may be subject to such awards as specified by the Compensation Committee).

Exercise Price. The exercise price of options granted under the 2017 LTIP is determined by the Compensation Committee at the time the options are granted. The exercise price of an option may not be less than 100% of the fair market value of the common stock on the date such option is granted, except in the case of substitute awards granted in connection with an acquisition; provided, however, that in the case of an incentive stock option granted to a participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all of our classes of stock, the option price per share will be no less than 110% of the fair market value of one share of our common stock on the date of grant. The fair market value of the common stock is generally determined with reference to the closing price for the common stock on the NASDAQ Stock Market on the date the option is granted (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported).

No Repricing. The 2017 LTIP prohibits option and stock appreciation right repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below) unless stockholder approval is obtained. For purposes of the 2017 LTIP, a “repricing” means a reduction in the exercise price of an option or the grant price of a stock appreciation right, the cancellation of an option or stock appreciation right in exchange for cash or another award (except for awards granted in assumption of or in substitution for awards previously granted by a company acquired by us or with which we combine) under the 2017 LTIP if the exercise price of the cancelled option or grant price of the cancelled stock appreciation right is greater than the fair market value of the common stock, or any other action with respect to an option or stock appreciation right that may be treated as a repricing under the NASDAQ Stock Market rules.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments shall be made, in the discretion of the Compensation Committee, in the number and class of shares of stock subject to the 2017 LTIP, the number and class of shares of awards outstanding under the 2017 LTIP, the limits on the number of awards that any person may receive and the exercise price of any outstanding option or stock appreciation right.

Change in Control. The Compensation Committee may, in its discretion, determine that, upon our “change in control” (as defined in the 2017 LTIP or otherwise defined in the agreement evidencing an award), options and stock appreciation rights outstanding as of the date of the change in control shall be cancelled and terminated without payment therefor if the fair market value of one share of our common stock as of the date of the change in control is less than the per share option exercise price or stock appreciation right grant price.

To the extent provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award or restricted stock unit award (or in which we are the ultimate parent corporation and continue the award), if a participant’s employment with such successor company (or us) or a subsidiary thereof terminates within the period following such change in control set forth in the award agreement (or prior if applicable) under the circumstances set forth in the award agreement, each award held by such participant at the time of such termination of employment will be fully vested, and options and stock appreciation rights may be exercised during the period following such termination set forth in the award agreement. If the successor company does not assume or substitute for such outstanding awards held by participants at the time of the change in control, then unless otherwise provided in the award agreement, the awards will become fully vested immediately prior to the change in control and will terminate immediately after the change in control.

The Compensation Committee, in its discretion, may also determine that, upon the occurrence of a change in control, each option and stock appreciation right outstanding shall terminate within a specified number of days after notice to the participant, and/or that each participant shall receive, with respect to each share of common stock subject to such option or stock appreciation right, an amount equal to the excess, if any, of the fair market value of such share immediately prior to the occurrence of such change in control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property, or in a combination thereof, as the Compensation Committee, in its discretion, will determine.

Amendment and Termination of the 2017 LTIP. Our Board of Directors may alter, amend, suspend or terminate the 2017 LTIP, from time to time as it deems advisable, subject to any requirement of applicable law or the rules and regulations of the NASDAQ Stock Market for stockholder approval. However, our Board of Directors may not amend the 2017 LTIP without stockholder approval to increase the number of shares available for awards under the 2017 LTIP, expand the types of awards available under the 2017 LTIP, materially expand the class of persons eligible to participate in the 2017 LTIP, permit the grant of options or stock appreciation rights with an exercise or grant price of less than 100% of fair market value on the date of grant (except for substitute awards granted in connection with an acquisition), increase the maximum term of the plan or of any options and stock appreciation rights, increase the limits on shares subject to awards or the dollar value payable with respect to performance awards, or take any action with respect to an option or stock appreciation right that may be treated as a repricing under the NASDAQ Stock Market rules (including a reduction in the exercise price of an option or stock appreciation right or the exchange of an option or stock appreciation right for cash or another award if the option or grant price is greater than the fair market value of the common stock). No such action by our Board of Directors may alter or impair any award previously granted under the 2017 LTIP without the written consent of the participant. The 2017 LTIP will expire on the 10th anniversary of its effective date, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    Amendment of Articles of Incorporation to Effect Reverse Stock Split

As described in Item 5.07 below, on June 13, 2017, our stockholders approved (i) a series of alternate amendments to our Amended and Restated Certificate of Incorporation to effect, at the option of the Board, a reverse split of our common stock at a ratio ranging from one-for-six (1:6) to one-for-ten (1:10), inclusive, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board prior to the date of our 2018 Annual Meeting of Stockholders, and (ii) a series of alternate amendments to our Amended and Restated Certificate of Incorporation to effect a reduction in the total number of authorized shares of our common stock in the event that such a reverse split was implemented.

On June 14, 2017, the Company filed a Certificate of Amendment, referred to as the Amendment, with the Secretary of State of the State of Delaware to amend the Company’s Fifth Amended and Restated Certificate of Incorporation (a) to effect a one-for-ten reverse stock split of its outstanding common stock, and (b) to effect a reduction in the number of authorized shares of common stock from 367,500,000 shares to 73,500,000 shares. The Amendment will be effective at 5:00 p.m. Eastern Time on June 16, 2017. A series of alternate amendments to effect a reverse stock split and a concurrent authorized common share reduction were approved by the Company’s stockholders at its Annual Meeting of Stockholders held on June 13, 2017, and the specific one-for-ten reverse split ratio and corresponding authorized common share reduction to 73,500,000 shares were subsequently approved by the Company’s Board of Directors on June 13, 2017.

The Amendment provides that, at the effective time of the Amendment, (a) every ten shares of the Company’s issued and outstanding common stock will automatically be combined into one issued and outstanding share of common stock, without any change in par value per share, and (b) the number of authorized shares of common stock will be reduced to 73,500,000 shares. The reverse stock split will affect all shares of the Company’s common stock outstanding immediately prior to the effective time of the Amendment. As a result of the reverse stock split, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all stock options, restricted stock units and warrants issued by the Company and outstanding immediately prior to the effective time of the Amendment, which will result in a proportionate decrease in the number of shares of the Company’s common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportionate increase in the exercise price of all such stock options and warrants. In addition, the number of shares reserved for issuance under the Company’s equity compensation plans immediately prior to the effective time of the Amendment will be reduced proportionately.

No fractional shares will be issued as a result of the reverse stock split. Stockholders of record who would otherwise be entitled to receive a fractional share will receive a cash payment in lieu thereof. The reverse stock split will affect all stockholders proportionately and will not affect any stockholder’s percentage ownership of the Company’s common stock (except to the extent that the reverse stock split results in any stockholder owning only a fractional share).

The Company’s common stock will begin trading on The NASDAQ Global Select Market on a split-adjusted basis when the market opens on June 19, 2017. The new CUSIP number for the Company’s common stock following the reverse stock split is 040047 607.

The foregoing description is qualified in its entirety by the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting on June 13, 2017. At the Annual Meeting, our stockholders:

(i)

Elected nine nominees for director to our Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and duly qualified or until their earlier resignation or removal;

(ii)	Approved, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement for the Annual Meeting;

(iii)	Indicated, on an advisory basis, a preference to hold an advisory vote on the compensation of our named executive officers every year;

(iv)

Approved a series of alternate amendments to our Amended and Restated Certificate of Incorporation to effect, at the option of the Board of Directors, a reverse split of our common stock at a ratio ranging from one-for-six (1:6) to one-for-ten (1:10), inclusive, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors prior to the date of our 2018 Annual Meeting of Stockholders;

(v)

Approved a series of alternate amendments to our Amended and Restated Certificate of Incorporation to effect, if and only if Proposal (iv) is implemented, a reduction in the total number of authorized shares of our common stock as illustrated in our proxy statement for the Annual Meeting;

(vi)	Approved the Arena Pharmaceuticals, Inc. 2017 Long-Term Incentive Plan; and

(vii)	Ratified the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2017.

The tables below set forth the results of the vote of our stockholders for the annual meeting.

Proposal 1: The election of directors

Director Nominee	For	Withheld	Broker Non-Votes
Scott H. Bice, J.D.	161,915,553	6,204,086	100,378,558
Jayson Dallas, M.D.	163,457,465	4,662,174	100,378,558
Oliver Fetzer, Ph.D.	163,517,268	4,602,371	100,378,558
Amit D. Munshi	164,161,354	3,958,285	100,378,558
Garry A. Neil, M.D.	163,511,092	4,608,547	100,378,558
Tina S. Nova, Ph.D.	161,791,092	6,328,547	100,378,558
Phillip M. Schneider	161,597,671	6,521,968	100,378,558
Christine A. White, M.D.	162,340,549	5,779,090	100,378,558
Randall E. Woods	161,517,414	6,602,225	100,378,558

Proposal 2: The approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement for the annual meeting

Votes for approval	158,646,255
Votes against approval	8,708,096
Abstentions	765,288
Broker non-votes	100,378,558

Proposal 3: The indication, on a non-binding, advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers

1 year	144,903,054
2 years	797,805
3 years	21,439,027
Abstentions	979,753
Broker non-votes	100,378,558

Based on these results, and consistent with the recommendation of our Board of Directors, we have determined that we will hold a non-binding, advisory vote on the compensation of our named executive officers every year.

Proposal 4: The approval of a series of alternate amendments to our Amended and Restated Certificate of Incorporation to effect, at the option of the Board of Directors, a reverse split of our common stock

Votes for approval	217,726,502
Votes against approval	48,388,090
Abstentions	2,383,605

Broker non-votes	N/A

Proposal 5: The approval of a series of alternate amendments to our Amended and Restated Certificate of Incorporation to effect, if Proposal 4 is implemented, a reduction in the total number of authorized shares of our common stock

Votes for approval	221,642,172
Votes against approval	42,112,250
Abstentions	4,743,775
Broker non-votes	N/A

Proposal 6: The approval of the Arena Pharmaceuticals, Inc. 2017 Long-Term Incentive Plan

Votes for approval	147,763,647
Votes against approval	19,575,101
Abstentions	780,891
Broker non-votes	100,378,558

Proposal 7: Ratification of the Appointment of KPMG LLP

Votes for approval	255,347,953
Votes against approval	10,375,538
Abstentions	2,774,706
Broker non-votes	N/A

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

EXHIBIT NO.	DESCRIPTION
3.1	Certificate of Amendment No. 4 of the Fifth Amended and Restated Certificate of Incorporation of Arena Pharmaceuticals, Inc.

Forward-Looking Statements

Statements in this report on Form 8-K that are not statements of historical fact are forward-looking statements, which involve a number of risks and uncertainties. Such statements include statements about the reverse stock split and can be identified by using the word “will”. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include delays in regulatory approvals and those disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of this report on Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 15, 2017	Arena Pharmaceuticals, Inc.

	By:	/s/ Amit Munshi
Amit Munshi
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
3.1	Certificate of Amendment No. 4 of the Fifth Amended and Restated Certificate of Incorporation of Arena Pharmaceuticals, Inc.